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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 March 31, 2000



                            FAMILY GOLF CENTERS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                  0-25098              11-3223246
-----------------         -----------------          ----------
(State or other           (Commission File           (IRS Employer
 jurisdiction of           Number)                   Identification
 incorporation)                                      No.)

                              538 Broadhollow Road
                            Melville, New York 11747
                        ---------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                            area code: (516) 694-1666




                        ---------------------------------
                 (Former Address, if changed since last report)




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         Item 5. Other Events.

         On March 31, 2000, the Company entered into Amendment No. 3 and Waiver (the "Waiver") to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of December 2, 1998, as amended and restated as of October 15, 1999 (the "Credit Agreement"), by and among the Company, certain subsidiaries of the Company, the lenders named therein, and The Chase Manhattan Bank, as lender and as agent for the lenders (collectively, the "Bank Syndicate"). The Waiver, among other things, waives the Company's compliance with certain financial tests for the period commencing April 1, 2000 through May 5, 2000. In addition, the Waiver requires that the Company operate through May 5, 2000 in strict accordance with a budget, prepared by the Company. The budget does not provide for the payment of interest under the Company's Convertible Subordinated Notes (the "Notes") which is due and payable on April 15, 2000, subject to a 30-day grace period. There can be no assurance that the Bank Syndicate will not, upon expiration of the Waiver, prohibit the payment of interest on the Notes prior to the end of such grace period, or that the Company will have funds available to make such payment, in which event the Company would be in default under such Notes, which would cross-default the Company's other indebtedness.

         The foregoing summary of the Waiver is qualified in its entirety by reference to a copy of the Waiver filed as an Exhibit hereto and incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired: Not applicable.

         (b)      Pro Forma Financial Information: Not applicable

         (c)      Exhibits

                  No.      Exhibit

                  10.1 Amendment No. 3 and Waiver dated as of March 31, 2000 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of December 2, 1998 as amended and restated as of October 15, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 31, 2000

                                    FAMILY GOLF CENTERS, INC.


                                    By: /s/ Pamela S. Charles
                                       ----------------------
                                          Pamela S. Charles,
                                          Vice President and Secretary

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                                INDEX TO EXHIBITS

       Exhibit    Description

         10.1 Amendment No. 3 and Waiver dated as of March 31, 2000 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of December 2, 1998 as amended and restated as of October 15, 1999.





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